================================================================================
                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule (14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           CALLON PETROLEUM COMPANY
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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
                            CALLON PETROLEUM COMPANY
                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, JUNE 19, 1997

TO THE SHAREHOLDERS OF
  CALLON PETROLEUM COMPANY (THE "COMPANY"):

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of the Company will be held in Natchez, Mississippi on Thursday, June 19, 1997, at 10:00 a.m., at the headquarters of the Company, 200 North Canal Street, Natchez, Mississippi 39120, for the following purposes:

          1. To elect two Class III directors to hold office until the 2000 Annual Meeting of Shareholders.

          2. To consider and vote upon the Callon Petroleum Company 1996 Stock Incentive Plan.

          3. To consider and vote upon the Callon Petroleum Company 1997 Employee Stock Purchase Plan.

          4. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

          5. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on April 25, 1997 will be entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof.

     Shareholders are cordially invited to attend the Annual Meeting in person. Those individuals who will not attend and who wish their shares voted are requested to sign, date and mail promptly the enclosed proxy for which a postage-prepaid return envelope is provided.

                                          By Order of the Board of Directors
                                          H. Michael Tatum
                                          SECRETARY

Natchez, Mississippi
May 21, 1996

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE RETURN ENVELOPE ENCLOSED FOR YOUR USE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT

                            ------------------------

                            CALLON PETROLEUM COMPANY
                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120
                                 (601) 442-1601

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, JUNE 19, 1997

                            ------------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Callon Petroleum Company, a Delaware corporation (the "Company"), from holders ("Shareholders") of the common stock, $.01 par value per share ("Common Stock"), of the Company for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 19, 1997, at 10:00 a.m., at the Company's principal executive offices located at 200 North Canal Street, Natchez, Mississippi 39120, and at any adjournment or adjournments thereof (such meeting or adjournment thereof is referred to herein as the "Annual Meeting"), for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders ("Notice").

     A proxy in the form accompanying this Proxy Statement (each a "Proxy"), when properly executed and returned, will be voted in accordance with the directions specified on the Proxy, and otherwise in accordance with the judgment of the persons designated therein as proxies. Any Proxy which does not withhold authority to vote or on which no other instructions are given will be voted for the election of the nominees named herein to the Board of Directors and in favor of the other proposals set forth in the Notice. Any Proxy may be revoked at any time before it is exercised by delivering, to the Secretary of the Company, written notice of revocation or by duly executing a Proxy bearing a later date, or by voting in person at the Annual Meeting.

     This Proxy Statement and the accompanying Notice and form of Proxy are being mailed to Shareholders on or about May 21, 1997. The Annual Report to Shareholders for the Company's fiscal year ended December 31, 1996 is also being mailed to Shareholders contemporaneously with this Proxy Statement, although the Annual Report does not form a part of the material for the solicitation of Proxies.

     Proxies will be solicited primarily by mail, but employees of the Company may also solicit Proxies in person or by telephone. Arrangements may be made with brokerage firms or other custodians, nominees, and fiduciaries to send Proxy materials to the beneficial owners of the Common Stock of the Company. All costs incurred in the solicitation of Proxies will be borne by the Company.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     Unless otherwise indicated, proxies in the form enclosed that are properly executed, duly returned and not revoked will be voted in favor of:

          (1) the election of the two Class III director nominees to the Board of Directors named herein;

          (2) the adoption of the Callon Petroleum Company 1996 Stock Incentive Plan;

          (3) the adoption of the Callon Petroleum Company 1997 Employee Stock Purchase Plan; and

          (4) the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

     The Board of Directors is not presently aware of other proposals that may be brought before the Annual Meeting. In the event other proposals are brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with what they consider to be in the best interests of the Company and its Shareholders.

                              VOTING REQUIREMENTS

     The Board of Directors has fixed the close of business on April 25, 1997 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of all Shareholders entitled to vote at the Annual Meeting will be open for examination by any Shareholder during normal business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 200 North Canal Street, Natchez, Mississippi 39120. Such list will also be available at the Annual Meeting and may be inspected by any Shareholder who is present. At the Record Date, the Company's outstanding voting securities consisted of 5,763,407 shares of Common Stock. Holders of Common Stock will be entitled to one vote per share of Common Stock held of record on the Record Date for each proposal to be presented at the Annual Meeting.

                            QUORUM AND OTHER MATTERS

     The holders of a majority of the total shares of Common Stock issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The election of directors requires the favorable vote of the holders of a plurality of shares of Common Stock present and voting, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular candidate. A majority of the votes represented by the Shareholders present at the Annual Meeting, in person or by proxy, is necessary for approval of the Callon Petroleum Company 1996 Stock Incentive Plan (the "1996 Plan"), approval of the Callon Petroleum Company 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan") and ratification of the Company's independent public accountants. With respect to abstentions and broker non-votes, the shares will not be considered present at the Annual Meeting for this matter (except for quorum purposes) so that abstentions and broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

                       BENEFICIAL OWNERSHIP OF SECURITIES

MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of April 25, 1997, certain information with respect to the ownership of shares of Common Stock and the Company's $2.125 Convertible Exchangeable Preferred Stock ("Preferred Stock") as to (i) all persons known by the Company to be the beneficial owners of 5% or more of the outstanding Common Stock, (ii) each director, (iii) each nominee for director,
(iv) each of the executive officers named in the Summary Compensation Table, and
(v) all executive officers and directors of the Company as a group. Information set forth in the table with respect to beneficial ownership of Common Stock and Preferred Stock has been obtained from filings made by the named beneficial owners with the Securities and Exchange Commission ("Commission") as of the Record Date or, in the case of executive officers and directors of the Company, has been provided to the Company by such individuals. Holders of Preferred Stock are not entitled to vote at the Annual Meeting.

                                             COMMON STOCK             PREFERRED STOCK
                                        -----------------------    ---------------------
                                        AMOUNT AND                 AMOUNT AND
              NAME AND                  NATURE OF       PERCENT    NATURE OF     PERCENT
             ADDRESS OF                 BENEFICIAL        OF       BENEFICIAL      OF
         BENEFICIAL OWNER(a)            OWNERSHIP        CLASS     OWNERSHIP      CLASS
-------------------------------------   ----------      -------    ----------    -------
DIRECTORS:
     John S. Callon..................     292,040(b)      4.99%       --           --
     Fred L. Callon..................     664,416(c)     11.34%       --           --
        200 North Canal Street
        P. O. Box 1287
        Natchez, Mississippi 39120
     Dennis W. Christian.............      74,000(d)      1.27%       --           --
     Robert A. Stanger...............      20,856(e)         *        --           --
     John C. Wallace.................   2,007,883(f)     34.72%       --           --
        65 Vincent Square
        London, SWI 2RX, England
     B. F. Weatherly.................   2,005,125(g)     34.67%       --           --
        9603 Doliver Street
        Houston, Texas 77063
     Richard O. Wilson...............   2,008,531(h)     34.72%        1,000       *
        674 Shartle Circle
        Houston, Texas 77024
NAMED EXECUTIVE OFFICERS:
     John S. Weatherly...............      73,896(i)      1.27%       --           --
     Kathy G. Tilley.................      41,147(j)         *        --           --
DIRECTORS AND EXECUTIVE
  OFFICERS AS A GROUP (10 PERSONS)...   3,246,378(k)     51.97%        1,000       *
CERTAIN BENEFICIAL OWNERS:
     NOCO Enterprises, L.P...........   1,984,758(l)     34.44%       --           --
        6814 Northampton Way
        Houston, Texas 77055
     Wellington Management
        Company, LLP.................     607,704(m)      9.61%      247,690      18.83
        75 State Street
        Boston, Massachusetts 02109

                                                   (FOOTNOTES ON FOLLOWING PAGE)

------------
  *  less than 1%

 (a) Unless otherwise indicated, each of the above persons may be deemed to have sole voting and dispositive power with respect to such shares.

 (b) Of the 292,040 shares beneficially owned by John S. Callon, 97,040 are owned directly by him, and he has sole voting and dispositive power over such shares, 105,000 shares are held in a family limited partnership, and 90,000 shares are subject to options under the Company's 1994 Stock Incentive Plan ("1994 Plan") exercisable within 60 days. Shares indicated as owned by John S. Callon do not include shares of Common Stock owned by NOCO Enterprises, L.P. ("NOCO") and shares of Common Stock owned by certain other members of the Callon Family, including 61,837 shares owned by John S. Callon's wife and over which he disclaims beneficial ownership. Under the terms of a Stockholders' Agreement among the Callon Family and NOCO dated September 16, 1994 ("Stockholders' Agreement"), John S. Callon and the other members of the Callon Family have the right of first refusal to acquire shares of Common Stock proposed to be sold by NOCO under certain circumstances and all parties to the Stockholders' Agreement have agreed to support two directors nominated by the Callon Family and two directors nominated by NOCO. John S. Callon disclaims beneficial ownership of the NOCO shares.

 (c) Of the 664,416 shares beneficially owned by Fred L. Callon, 201,556 shares are owned directly by him; 268,016 shares are held by him as custodian for certain minor Callon Family members; 78,430 shares are held by him as trustee of certain Callon Family trusts; 80,000 shares are subject to options under the 1994 Plan exercisable within 60 days; 15,000 shares are subject to options under the 1996 Plan exercisable within 60 days; and 21,414 shares are held by Fred L. Callon as trustee of shares held by the Callon Petroleum Company Employee Savings and Protection Plan. Shares indicated as owned by Fred L. Callon do not include shares of Common Stock owned by NOCO and shares of Common Stock owned by other members of the Callon Family, including 25,009 shares owned by Fred L. Callon's wife over which he disclaims beneficial ownership. Under the terms of the Stockholders' Agreement, Fred L. Callon and the other members of the Callon Family have the right of first refusal to acquire shares of Common Stock proposed to be sold by NOCO under certain circumstances and all parties to the Stockholders' Agreement have agreed to support two directors nominated by the Callon Family and two directors nominated by NOCO. Fred L. Callon disclaims beneficial ownership of these shares.

 (d) Includes 60,000 shares subject to options under the 1994 Plan and 14,000 shares subject to options under the 1996 Plan, all of which are exercisable within 60 days.

 (e) Includes 15,000 shares subject to options under the 1994 Plan and 5,000 shares subject to options under the 1996 Plan, all of which are exercisable within 60 days.

 (f) Includes 15,000 shares subject to options under the 1994 Plan and 5,000 shares subject to options under the 1996 Plan, all of which are exercisable within 60 days, and 1,984,758 shares owned by NOCO. See note (1) below.

 (g) Includes 15,000 shares subject to options under the 1994 Plan and 5,000 shares subject to options under the 1996 Plan, all of which are exercisable within 60 days, and 1,984,758 shares owned by NOCO. See note (1) below.

 (h) Includes 15,000 shares subject to options under the 1994 Plan and 5,000 shares subject to options under the 1996 Plan, all of which are exercisable within 60 days, 2,273 shares issuable upon conversion of 1,000 shares of Preferred Stock and 1,984,758 shares owned by NOCO (see note (1) below).

 (i) Includes 217 shares which are held by Mr. Weatherly as custodian for his minor children and 60,000 shares which are subject to options under the 1994 Plan and 13,000 shares which are subject to options under the 1996 Plan, all of which are exercisable within 60 days.

 (j) Includes 30,000 shares subject to options under the 1994 Plan and l1,000 shares subject to options under the 1996 Plan, all of which are exercisable within 60 days.

 (k) Includes 405,000 shares subject to options under the 1994 Plan and 76,000 shares subject to options under the 1996 Plan, all of which are exercisable within 60 days.

 (l) The sole limited partner of NOCO is NOCO Holdings, L.P., and the sole general partner of NOCO is NOCO Properties Inc., a wholly-owned subsidiary of NOCO Holdings, L.P. The general partner of NOCO Holdings, L.P. is NOCO Management, Ltd., a limited liability company. The management of NOCO Management, Ltd. is vested in its four members: John C. Wallace, Barry I. Meade, B. F. Weatherly and Richard O. Wilson. The address of NOCO Holdings, L.P. and NOCO Management, Ltd. is the same as that listed above for NOCO. Mr. Wallace's address is 65 Vincent Square, London England SWIP 2RY. Mr. Meade's address is 6814 Northampton Way, Houston, Texas 77055. Mr. Weatherly's address is 9603 Doliver Street, Houston, Texas 77063. Mr. Wilson's address is 674 Shartle Circle, Houston, Texas 77024. Messrs. Wallace, Meade and Weatherly also serve as officers of NOCO Management, Ltd. NOCO Properties Inc. and NOCO Management, Ltd. may be deemed to be the beneficial owner of the Common Stock to be held by NOCO as a result of their respective general partner interests in NOCO and NOCO Holdings, L.P. As a result of their positions with NOCO Management, Ltd., Messrs. Wallace, Meade, Weatherly and Wilson may be deemed to share the power to vote and dispose of such Common Stock and thereby to be the beneficial owner of such Common Stock. Under the terms of the Stockholders' Agreement, NOCO has the right of first refusal to acquire shares of Common Stock proposed to be sold by members of the Callon Family under certain circumstances and all parties to the Stockholders' Agreement have agreed to support two directors nominated by the Callon Family and two directors nominated by NOCO. NOCO disclaims beneficial ownership of the shares owned by members of the Callon Family. Because of the Stockholders' Agreement, NOCO and members of the Callon Family may be deemed to be a "group" for purposes of beneficial ownership under Commission regulations. If such a group were deemed to exist, it would beneficially own over 60% of the Common Stock.

(m) Includes 563,000 shares issuable upon conversion of 247,690 shares of Preferred Stock.

     Pursuant to a consolidation in which certain of the Company's predecessor entities were merged into the Company effective September 16, 1994 ("Consolidation"), John S. Callon, Fred L. Callon and other non-employee members of the Callon Family exchanged all of the outstanding stock of Callon Petroleum Operating Company ("Callon Petroleum Operating") for an aggregate of 1,892,278 shares of Common Stock of the Company. Certain Callon Family members also converted units of limited partnership interest ("Units") in Callon Consolidated Partners, L.P. ("CCP") into an aggregate of 9,635 shares of Common Stock, representing one-third of a share of Common Stock for each Unit. Of the 1,796,827 shares owned by the Callon Family, 292,040 are owned by John S. Callon (see note (b) above) and 664,416 are owned by Fred L. Callon (see note
(c) above). As a result of the Stockholders' Agreement, the Callon Family, and the Callon Family and NOCO, may be deemed to from a "group" for purposes of beneficial ownership under Commission regulations (see note (l) above). The Callon Family disclaims beneficial ownership of the Common Stock owned by NOCO. In addition, each Callon Family Shareholder disclaims beneficial ownership of all shares of Common Stock owned by the other Callon Family Shareholders and the existence of a group comprised of the Callon Family Shareholders. If such a group were deemed to exist, it would beneficially own 30.21% of the Common Stock.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

NOMINEES

     The Company's Certificate of Incorporation provides for a classified Board of Directors. The Board of Directors is divided into three classes of nearly equal size, designated as Class I (currently with three directors), Class II (currently with two directors) and Class III (currently with two directors). Initially, directors in each class were elected to hold office for terms of one year, two years and three years, respectively. Upon the date of each annual meeting after such initial classification, directors elected to succeed those directors whose terms expire serve for a term which expires on the date of the third succeeding annual meeting of shareholders after their election.

     The terms of the two Class III directors, Messrs. Fred L. Callon and Dennis
W. Christian, will expire on the date of the Annual Meeting. Messrs. Fred L. Callon and Dennis W. Christian (the "Nominees") have been nominated to serve as Class III directors until the 2000 Annual Meeting and until their respective successors have been duly elected and qualified. Mr. Fred L. Callon, who is currently serving as a Class III director as described above, was nominated to be elected director by the Callon Family, and to serve as representative of such party under the terms of the Stockholders' Agreement which entitles each of the Callon Family and NOCO to designate two directors. See "Stockholders' Agreement." Mr. Christian was nominated by the Board of Directors.

     It is intended that all shares of Common Stock represented by the Proxies will be voted for the election of the Nominees, except where authority to vote in the election of directors has been withheld. Should the Nominees become unable or unwilling to serve as directors at the time of the Annual Meeting, the person or persons exercising the Proxies will vote for the election of substitute Nominees designated by the Board of Directors, or the Board of Directors may choose to reduce the number of members of the Board of Directors to be elected at the Annual Meeting in order to eliminate the vacancy. The Nominees have consented to be nominated and have expressed their intention to serve if elected. The Board of Directors has no reason to believe that the Nominees will be unable or unwilling to serve if elected. Only the Nominees or substitute Nominees designated by the Board of Directors will be eligible to stand for election as directors at the Annual Meeting. See "Shareholders' Proposals for 1998 Annual Meeting."

DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information with respect to the Nominees and all current directors whose terms will continue after the Annual Meeting and present executive officers of the Company. Each executive officer has been elected to serve until his or her successor is duly appointed or elected by the Board of Directors or their earlier removal or resignation from office.

                                                  COMPANY
      NAME                             AGE    POSITION SINCE        PRESENT COMPANY POSITION
      ----                             ---    --------------        ------------------------
CLASS I DIRECTORS
(TERM EXPIRES IN 1998):
-----------------------
Robert A. Stanger                       57          1995        Director
John C. Wallace                         58          1994        Director
Richard O. Wilson                       67          1995        Director

CLASS II DIRECTORS
(TERM EXPIRES IN 1999):
-----------------------
John S. Callon                          77          1994        Director; Chairman of the Board
B. F. Weatherly                         52          1994        Director

CLASS III DIRECTORS
(TERM EXPIRES IN 1997):
-----------------------
Fred L. Callon                          47          1994        Director; President; Chief Executive Officer
Dennis W. Christian                     50          1994        Director; Senior Vice President; Chief Operating
                                                                Officer
OTHER EXECUTIVE OFFICERS:
H. Michael Tatum                        68          1994        Vice President; Secretary
Kathy G. Tilley                         51          1996        Vice President
John S. Weatherly                       45          1994        Senior Vice President; Chief Financial Officer;
                                                                Treasurer

     The following is a brief description of the background and principal occupation of each director (including each Nominee) and executive officer:

     John S. Callon, 77, is Chairman of the Board of Directors of the Company and Callon Petroleum Operating. Effective January 2, 1997, John S. Callon retired from his position as Chief Executive Officer of the Company. Mr. Callon founded the Company's predecessors in 1950, and has held an executive office with the Company or its predecessors since that time. He has served as a director of the Mid-Continent Oil and Gas Association and as the President of the Association's Mississippi-Alabama Division. He has also served as Vice President for Mississippi of the Independent Petroleum Association of America. He is a member of the American Petroleum Institute. Mr. Callon is the uncle of Fred L. Callon.

     Fred L. Callon, 47, is President and Chief Executive Officer of the Company and Callon Petroleum Operating. Prior to January 1997, he was President and Chief Operating Officer of the Company and had held that position with the Company or its predecessors since 1984. He has been employed by the Company or its predecessors since 1976. He graduated from Millsaps College in 1972 and received his M.B.A. degree from the Wharton School of Finance in 1974. Following graduation and until his employment by Callon Petroleum Operating, he was employed by Peat, Marwick, Mitchell & Co., certified public accountants. He is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the Mississippi Society of Certified Public Accountants. He is the nephew of John S. Callon.

     Dennis W. Christian, 50, is Senior Vice President and Chief Operating Officer of the Company and Callon Petroleum Operating. Prior to January 1997, he was Senior Vice President of Operations and Acquisitions and had held that or similar positions with the Company or its predecessors since 1981. Prior to joining Callon Petroleum Operating, he was resident manager in Stavanger, Norway, for

Texas Eastern Transmission Corporation. Mr. Christian received his B.S. degree in petroleum engineering in 1969 from Louisiana Polytechnic Institute. His previous experience includes five years with Chevron U.S.A. Inc.

     Robert A. Stanger, 57, has been the managing general partner since 1978 of Robert A. Stanger & Company, Inc., a Shrewsbury, New Jersey-based firm engaged in publishing financial material and providing investment banking services to the real estate and oil and gas industries. He is a director of Citizens Utilities, Stamford, Connecticut, a provider of telecommunications, electric, natural gas, and water services. Previously, Mr. Stanger was Vice President of Merrill Lynch & Co. He received his B.A. degree in economics from Princeton University in 1961. Mr. Stanger is a member of the National Association of Securities Dealers, the New York Society of Security Analysts, the International Association of Financial Planners, and the Investment Program Association.

     H. Michael Tatum, 68, is Vice President and Secretary for the Company and Callon Petroleum Operating and is responsible for management of administrative matters. Mr. Tatum has held this position with the Company or its predecessors since 1976, and has been employed by Callon Petroleum Operating since 1969. He graduated from Southern Methodist University in 1967 and is a member of the American Society of Corporate Secretaries and the Society for Human Resource Management.

     Kathy G. Tilley, 51, is Vice President of Acquisitions and New Ventures for the Company and Callon Petroleum Operating and has held that position since April 1996. She was employed by Callon Petroleum Operating in December 1989 as manager of acquisitions and prior thereto, held that or similar positions as a consultant from 1981. Ms. Tilley received her B.A. degree in economics from Louisiana State University in 1967.

     John C. Wallace, 58, is an executive officer of NOCO Management Ltd., the general partner of the general partner of NOCO. He is a Chartered Accountant having qualified with Coopers and Lybrand in Canada in 1963 following which he joined Baring Brothers & Co., Limited in London. For more than the last ten years, he has served as Chairman of Fred. Olsen Ltd., a London-based corporation which he joined in 1968, where he has specialized in the business of shipping and property development. He is a director of Harland & Wolff PLC, Belfast, A/S Ganger Rolf and A/S Bonheur, Oslo, publicly traded shipping companies, and O.G.C. International P.L.C., a Scottish public company engaged in the offshore oil and gas maintenance and construction business. He is also director of Belmont Constructors; Inc., a Houston, Texas-based industrial contractor associated with Fred. Olsen Interests, and other companies associated with Fred. Olsen Interests.

     B. F. Weatherly, 53, is a principal of Amerimark Capital Group, Houston, Texas, an investment banking firm. He is an executive officer of NOCO Management Ltd., the general partner of the general partner of NOCO. Prior to September 1996, he was Executive Vice President, Chief Financial Officer and a director of Belmont Constructors, Inc., a Houston, Texas-based industrial contractor associated with Fred. Olsen Interests. From 1989 to 1991, he was a partner in Amerimark Capital Corp., a Dallas investment banking firm. He holds a Master of Accountancy degree from University of Mississippi. He has previously been associated with Arthur Andersen LLP, and has served as a Senior Vice President of Weatherford International, Inc. B. F. Weatherly and John S. Weatherly are brothers.

     John S. Weatherly, 45, is Senior Vice President, Chief Financial Officer and Treasurer for the Company and Callon Petroleum Operating. Prior to April 1996, he was Vice President, Chief Financial Officer and Treasurer of the Company and had held that position since 1983. Prior to joining Callon Petroleum Operating in August 1980, he was employed by Arthur Andersen LLP as audit manager in the Jackson, Mississippi office. He received his B.B.A. degree in accounting in 1973 and his M.B.A. degree in 1974 from the University of Mississippi. He is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Mississippi Society of Certified Public Accountants. John S. Weatherly and B. F. Weatherly are brothers.

     Richard O. Wilson, 67, for the past ten years has been Chairman of O.G.C. International P.L.C., a Scottish public company engaged in the offshore oil and gas maintenance and construction business headquartered in Aberdeen, Scotland. He is also Chairman of Belmont Constructors, Inc., a Houston,

Texas-based industrial contractor associated with Fred. Olsen Interests. In September 1996, after 12 years, Mr. Wilson retired as Chairman of Dolphin AS, Stavanger, Norway, and Dolphin Drilling Ltd., Aberdeen, Scotland, both offshore drilling companies owned by Fred. Olsen Interests. He holds a B.S. degree in civil engineering from Rice University. Mr. Wilson is a Fellow in the American Society of Civil Engineers, a member of the Institute of Petroleum, London, England, and the Cosmos Club, Washington, D.C.

     All officers and directors (including the Nominees) of the Company are United States citizens, except Mr. Wallace, who is a citizen of Canada.

STOCKHOLDERS' AGREEMENT

     Pursuant to the Stockholders' Agreement among the Callon Family and NOCO dated September 16, 1994, the Callon Family and NOCO each elect two directors to the Company's Board of Directors. Specifically, the Stockholders' Agreement provides that the Callon Family and NOCO shall use their best efforts, including voting the shares of Common Stock which they own, to cause the Company's Board of Directors to be composed of at least four members, two of such members to be selected by the Callon Family and two of such members to be selected by NOCO. The current directors of the Company are John S. Callon, Fred L. Callon, Dennis
W. Christian, Robert A. Stanger, John C. Wallace, B. F. Weatherly, and Richard
O. Wilson. Prior to the Consolidation, the Company's sole shareholder appointed John S. Callon and Fred L. Callon to the Board of Directors and John C. Wallace and B. F. Weatherly, affiliates of NOCO, were appointed to the Board of Directors subsequent to the Consolidation. Thus, although not elected pursuant to the Stockholders' Agreement, Messrs. John and Fred Callon were appointed to represent the Callon Family and Messrs. Wallace and B. F. Weatherly were appointed to represent NOCO.

     Mr. Wallace was nominated and re-elected to the Board of Directors as one of the representatives of NOCO at the 1995 Annual Meeting and Mr. B. F. Weatherly was nominated and elected to the Board of Directors at the 1996 Annual Meeting as the other representative of NOCO. Mr. John S. Callon was nominated and re-elected to the Board of Directors at the 1996 Annual Meeting as a representative of the Callon Family and Mr. Fred L. Callon has been nominated for re-election as director at the Annual Meeting as the other representative of the Callon Family. Because the Callon Family and NOCO own more than 60% of the outstanding shares of Common Stock, the election of Mr. Fred L. Callon as director at the Annual Meeting is assured under the terms of the Stockholders' Agreement.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission and the National Association of Securities Dealer's Inc. National Market System ("Nasdaq NMS"), initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they filed with the Commission.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, the Company's officers, directors and greater than ten percent shareholders had complied with all Section 16(a) filing requirements.

INFORMATION CONCERNING THE OPERATION OF THE BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a quarterly basis to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors may also hold special meetings when an important matter requires Board action between regularly scheduled meetings. Each non-employee director receives an annual fee of $10,000 for service on the Board of

Directors. Under the 1994 Plan, each non-employee director received an annual automatic grant of an option to purchase 5,000 shares of Common Stock. Subject to Shareholder approval of the 1996 Plan, non-employee directors will be granted options to purchase Common Stock under the Company's 1996 Plan. Pursuant to the 1996 Plan, an option to purchase 5,000 shares of Common Stock will be granted to each non-employee director on the date he or she is initially elected or appointed to the Board for an exercise price equal to the fair market price on the date of grant and for a ten-year term. Thereafter, for each subsequent year in which the non-employee director is still serving as director, he or she shall automatically be granted an option to purchase an additional 5,000 shares on the same terms. On August 23, 1996, the Compensation Committee authorized a one-time grant to each non-employee director of an option to purchase 20,000 shares of Common Stock under the 1996 Plan at a purchase price of $12.00 per share, the fair market value of the Common Stock on such date, subject to approval of the 1996 Plan by the Company's Shareholders at the Annual Meeting. Upon such approval, one-fourth of each option will vest at each succeeding annual meeting of directors following each annual Shareholders' meeting, beginning with the Annual Meeting.

     In order to facilitate the various functions of the Board of Directors, the Board of Directors has created an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the entire Board of Directors. Committee members are not remunerated in addition to their annual Board retainer.

     AUDIT COMMITTEE. The Audit Committee monitors the Company's internal accounting controls, reviews quarterly and annual financial information and reviews the services and fees of the independent auditors. Members are Messrs. John C. Wallace, CHAIRMAN, and Robert A. Stanger, B. F. Weatherly and Richard O. Wilson. The Audit Committee held two meetings during 1996, and all members of the Audit Committee attended all meetings.

     COMPENSATION COMMITTEE. The Compensation Committee establishes and approves the terms of employment of senior executive officers and reviews and approves management's recommendations concerning compensation of the other executive officers and certain other employees. Members are Messrs. B. F. Weatherly, CHAIRMAN, and Robert A. Stanger, John C. Wallace and Richard O. Wilson. The Compensation Committee held four meetings during 1996, and all members of the Compensation Committee attended all meetings.

     During 1996, the Board of Directors of the Company met formally four times and executed 13 unanimous consents. All directors attended all of the meetings.

TRANSACTIONS WITH RELATED PERSONS

     STOCKHOLDERS' AGREEMENT. In connection with the Consolidation, the Company, the Callon Family (including John S. Callon and Fred L. Callon) and NOCO entered into the Stockholders' Agreement which (a) provides that the Callon Family shall vote for two directors to the Company's Board of Directors as directed by NOCO and NOCO will vote for two directors to the Company's Board of Directors as directed by the Callon Family, (b) contains certain restrictions on transfer of the Common Stock owned by the Callon Family and NOCO, and (c) provides that neither the Callon Family nor NOCO can transfer shares of Common Stock in connection with, or vote for, consent to or otherwise approve, a transaction which would result in certain changes of control or fundamental changes without the prior written consent of the other party. The Callon Family and NOCO own over 60% of the Company's Common Stock. See "Stockholders' Agreement."

     REGISTRATION RIGHTS.  The Callon Family (including John S. Callon and Fred
L. Callon) is party to a Registration Rights Agreement dated September 16, 1994, pursuant to which they are entitled to require the Company to register Common Stock owned by them with the Commission for sale to the public in a firm commitment public offering and generally to include shares owned by them in registration statements filed by the Company. NOCO and the Company have entered into a similar agreement.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company as to whom the total salary and bonus for the years ended December 31, 1996, 1995 and 1994 exceeded $100,000. Such amounts include compensation from the predecessor entities for the year ended December 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION
                                                                               --------------------------------------
                                                ANNUAL COMPENSATION                      AWARDS
                                        -----------------------------------    --------------------------    PAYOUTS      ALL
                                                                  OTHER        RESTRICTED     SECURITIES     --------    OTHER
                                                                 ANNUAL           STOCK       UNDERLYING       LTIP     COMPEN-
              NAME AND                  SALARY      BONUS     COMPENSATION      AWARD(S)        OPTIONS      PAYOUTS     SATION
       PRINCIPAL POSITIONS(a)   YEAR      ($)      ($)(b)        ($)(c)            ($)            (#)          ($)       ($)(e)
------------------------------- ----    -------   ---------   -------------    -----------    -----------    --------   --------
John S. Callon................. 1996    195,670     172,500       --              --               --          --        12,715
  Chairman                      1995    190,000     161,500       --              --               --          --        10,393
                                1994    168,000      95,000       --              --             90,000        --         9,565
Fred L. Callon................. 1996    182,761     152,500       --              (d)            75,000        --        12,928
  President and Chief           1995    170,000     144,500       --              --               --          --        10,288
  Executive Officer             1994    150,000      85,000       --              --             80,000        --         9,096
Dennis W. Christian............ 1996    160,808     141,000       --              (d)            70,000        --        11,362
  Senior Vice                   1995    150,000     127,500       --              --               --          --         9,080
  President and                 1994    118,450     140,000       --              --             60,000        --         7,186
  Chief Operating Officer
John S. Weatherly.............. 1996    143,469     131,000       --              (d)            65,000        --        10,234
  Senior Vice                   1995    130,000     110,500       --              --               --          --         7,873
  President,                    1994    100,000     107,500       --              --             60,000        --         6,068
  Chief Financial Officer and
  Treasurer
Kathy G. Tilley................ 1996    119,032     105,500       --              (d)            55,000        --         8,475
  Vice President                1995    100,008      85,000       --              --               --          --         5,933
                                1994     96,626      78,000       --              --             30,000        --         5,739

------------
(a) John S. Callon retired as Chief Executive Officer of the Company on January 2, 1997. Fred L. Callon was appointed Chief Executive Officer of the Company and Dennis W. Christian was appointed Chief Operating Officer of the Company (a position previously held by Fred L. Callon) on January 2, 1997.

(b) The amount for 1996 represents that portion of bonuses declared in March 1996 and earned by service during 1996. Bonuses were declared in March 1997, a portion of which were attributable to 1996, and such portions are reflected herein. These amounts also include amounts deferred.

(c) Amounts in the column do not include perquisites and other personal benefits, securities or property, unless the annual amount of such compensation exceeds the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive.

(d) On August 23, 1996, the Board of Directors authorized the following performance share awards upon approval of the 1996 Plan by the Company's Shareholders at the Annual Meeting: Fred L. Callon, 60,000 shares; Dennis W. Christian, 55,000 shares; John S. Weatherly, 50,000 shares; Kathy G. Tilley, 45,000 shares. If the 1996 Plan is approved at the Annual Meeting, such shares will be awarded as of the date of the Annual Meeting. On April 25, 1997, the closing price of the Common Stock on the Nasdaq NMS was $13.375 per share. The Company cannot predict the closing price of the Common Stock on the date of the Annual Meeting. If awarded, the performance shares will vest on January 1, 2001 and are subject to forfeiture upon certain termination of employment events. See "Proposal II-Approval of the Callon Petroleum Company 1996 Stock Incentive Plan -- Awards and Grants."

(e) Amounts reflect the Company's contribution in 1996, 1995 and 1994 of $12,043, $9,500 and $8,400 to John S. Callon's 401(k) savings plan and payment of $672, $893 and $1,165 term life insurance premiums; $11,446, $8,500 and $7,500 to Fred L. Callon's 401(k) savings plan and payment of $1,482, $1,788 and $1,596 term life insurance premiums; $10,060, $7,500 and
    $5,923 to Mr. Christian's 401(k) savings plan and payment of $1,302, $1,580 and $1,263 term life insurance premiums; $9,077, $6,500 and $5,000 to Mr. Weatherly's 401(k) savings plan and payment of $1,157, $1,373 and $1,068 term life insurance premiums; and $7,509, $5,000 and $4,831 to Ms. Tilley's 401(k) savings plan and payment of $966, $933 and $908 term life insurance premiums.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     Fred L. Callon, Dennis W. Christian and John S. Weatherly have entered into employment agreements with the Company effective September 1, 1996 and ending January 1, 2001. The agreements provide that Mr. Callon, Mr. Christian and Mr. Weatherly will receive an annual base salary of at least $200,000, $175,000 and $165,000, respectively, and that they will be entitled to participate in any incentive compensation program established by the Company for its executive officers. Each agreement terminates upon death or disability or for cause. If the agreement is terminated because of disability, compensation payments continue for a period of two years from the date of termination, reduced by the amount of disability insurance paid. If the agreement is terminated for cause, the Company is not required to make any additional payments. "Cause" is defined generally as any of the following: intentional or continual neglect of duties, conviction of a felony, or failure or refusal to perform duties in accordance with the employment agreement.

     The employment agreements further provide that the employee may terminate the agreement for "good reason," which is defined generally to include (a) failure to be re-elected to office, (b) significant change in duties, (c) reduction or failure to provide typical increases in salary following a change in control of the Company, (d) relocation to an office outside the Natchez, Mississippi area, or (e) failure to maintain the level of participation in the compensation and benefit plans of the Company following a change in control. If the employee terminates his employment for good reason (other than following a change in control), or if the Company breaches the agreement, compensation shall continue for a period of two years. Pursuant to the agreements, a "change in control" occurs if: (i) any person or group of persons acting in concert
(within the meaning of Section 13(d) of the Exchange Act) shall have become the beneficial owner of a majority of the outstanding common stock of the Company (other than pursuant to the Stockholders' Agreement), (ii) the stockholders of the Company cause a change in a majority of the members of the Board within a twelve-month period, or (iii) the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company. If the compensation to be paid upon a change in control would constitute a "parachute" payment under the Internal Revenue
Code, the amount otherwise payable will be grossed up to an amount such that the employee will receive the amount he would have received if no portion of such compensation had been subject to the excise tax imposed by the Internal Revenue Code, and the Company will be responsible for the amount of the excise tax.

     The Company entered into a consulting agreement with John S. Callon, effective as of January 2, 1997, the day he retired as Chief Executive Officer of the Company. Pursuant to the agreement, John S. Callon provides consulting services to the Company on matters pertaining to corporate or financial strategy, investor relations and public/private financing opportunities for no more than 20 hours per month, ten months a year. The agreement remains in effect from the effective date until December 31, 2001, subject to renewal for succeeding five year periods unless earlier terminated. As compensation for his services under the agreement, John S. Callon is paid a fee ("Consultation
Fee") of not less than $190,000 per year increased annually based upon the change in the Consumer Price Index, as adjusted for inflation. In addition, he will remain eligible to participate in the Company's major medical and disability coverage, and will be entitled to participate in all other employee benefit plans (other than a cash bonus program) provided to full-time executives of the Company. As an inducement for entering into the agreement, John S. Callon was granted 25,000 performance shares of Common Stock, 20% of which vests on each of the first five anniversaries of the effective date of the agreement.

     Upon termination of the agreement other than for cause, John S. Callon or his spouse shall be entitled to receive a termination payment equal to the Consultation Fee, as adjusted for inflation, to be paid annually until the later of the death of John S. Callon (if applicable) or his spouse. In lieu of the termination payment, John S. Callon or his spouse may elect to receive, subject to the approval of the Board of Directors, a lump sum payment of $1.5 million. In addition, if the agreement terminates due to the Company's breach, John S. Callon and his spouse shall be entitled to liquidated damages. The Company may terminate the agreement for cause. "Cause" is defined generally in the agreement as willful misconduct or intentional and continual neglect of duties which has materially and adversely affected the Company.

     Pursuant to the 1994 Plan and the 1996 Plan, in the case of a merger or consolidation where the Company is not the surviving entity, or if the Company is about to sell or otherwise dispose of substantially all of its assets while unvested options remain outstanding, the Compensation Committee or other plan administrator may, in its discretion and without shareholder approval, declare some or all options exercisable in full before or simultaneously with such merger, consolidation or sale of assets without regard for prescribed waiting periods. Alternatively, the Compensation Committee or other plan administrator may cancel all outstanding options provided option holders are given notice and a period of 30 days prior to the merger, consolidation or sale to exercise the options in full.

    INCENTIVE PLANS

     The Company currently maintains two Common Stock-based incentive plans for employees: the Callon Petroleum Company 1994 Stock Incentive Plan and the Callon Petroleum Company 1996 Stock Incentive Plan. The Company in the past has used and will continue to use, stock options and performance share grants to attract and retain key employees in the belief that employee stock ownership and stock related compensation devices encourage a community of interest between employees and shareholders.

     1994 PLAN. The 1994 Plan was adopted on June 30, 1994. Pursuant to the 1994 Plan, 600,000 shares of Common Stock were reserved for issuance upon the exercise of options or for grants of performance shares. The 1994 Plan is administered by the Compensation Committee of the Board of Directors. Members of the Compensation Committee currently are Messrs. Stanger, Wallace, B. F. Weatherly and Wilson. No awards were granted under the 1994 Plan during 1995 and 1996, other than automatic grants to non-employee directors and the grant of performance shares to John S. Callon in connection with his Consulting Agreement. See "-- Employment Agreements, Termination of Employment and Change in Control Arrangements." No additional awards may be granted under the 1994 Plan.

     1996 PLAN. On August 23, 1996, the Board of Directors of the Company approved and adopted the 1996 Plan, and granted awards thereunder to various employees, in each case subject to approval by the Shareholders of the Company at the Annual Meeting. As of April 25, 1997, there were 145,000 shares available for grant under the 1996 Plan. Individual awards under the 1996 Plan may take the form of one or more of (i) incentive stock options; (ii) non-qualified stock options; or (iii) performance shares. For a description of the 1996 Plan, see "Proposal II -- Approval of the Callon Petroleum Company 1996 Stock Incentive Plan." The 1996 Plan, if approved by the Shareholders at the Annual Meeting, will replace the 1994 Plan.

     BONUS PLAN. In 1996, the Board of Directors authorized the establishment of a cash bonus program (the "Bonus Plan") to be administered by the Compensation Committee in accordance with formulas or procedures determined by the Compensation Committee on an annual basis. For 1996, the Compensation Committee established target level bonuses as a percentage of base salary for certain officers, managers and staff members. The Committee also established financial and operating goals to be achieved by the Company during 1996 and assigned a relative weighting percent to each goal. Cash bonus awards for 1996 were then based upon the extent to which such goals were achieved during 1996. See "Executive Compensation -- Report on Executive Compensation." Cash compensation paid pursuant to the Bonus Plan to Fred L. Callon, Dennis W. Christian, John S. Weatherly and Kathy G. Tilley is set forth in the summary compensation table appearing under "Executive Compensation".

OPTION GRANTS IN LAST FISCAL YEAR

     There were no individual grants of stock options under the 1994 Plan made during the year ended December 31, 1996 to the Chief Executive Officer of the Company or any of the four most highly compensated executive officers of the Company named in the Summary Compensation Table. There were grants of stock options under the 1996 Plan during the year ended December 31, 1996 to the Chief Executive Officer and the four most highly compensated executive officers of the Company. The following table sets forth information concerning individual grants of stock options under the 1996 Plan to the Chief Executive Officer of the Company, the four most highly compensated executive officers of the Company ("Named Executive Officers"), all current executive officers as a group ("Executive Group"), all current directors who are not executive officers as a group ("Director Group"), and all employees, including all current officers who are not executive officers, as a group ("Employee Group").

                 OPTION GRANTS IN YEAR ENDING DECEMBER 31, 1996

                                                         INDIVIDUAL GRANTS
                                       -----------------------------------------------------
                                                    % OF TOTAL                                     POTENTIAL REALIZABLE
                                                      OPTIONS                                        VALUE AT ASSUMED
                                        NUMBER OF     GRANTED                                         ANNUAL RATES OF
                                       SECURITIES       TO        EXERCISE                       STOCK PRICE APPRECIATION
                                       UNDERLYING    EMPLOYEES     OR BASE                          FOR OPTION TERM(c)
                                         OPTIONS     IN FISCAL      PRICE      EXPIRATION      -----------------------------
                NAME                     GRANTED      YEAR(a)     ($/SH)(b)       DATE             5%($)          10%($)
-------------------------------------  -----------  -----------   ---------  ---------------   -------------  --------------
John S. Callon.......................      --         --             --            --          $    --        $     --
Fred L. Callon.......................       75,000       17%      $   12.00  August 23, 2006         566,005       1,434,368
Dennis W. Christian..................       70,000       16%      $   12.00  August 23, 2006         528,271       1,338,744
John S. Weatherly....................       65,000       14%      $   12.00  August 23, 2006         490,538       1,243,119
Kathy G. Tilley......................       55,000       12%      $   12.00  August 23, 2006         415,070       1,051,870
Executive Group (6 persons)..........      280,000       62%      $   12.00  August 23, 2006       2,113,086       5,354,975
Director Group (4 persons)...........       80,000       18%      $   12.00  August 23, 2006         603,739       1,529,993
Employee Group (8 persons)...........      170,000       38%      $   12.00  August 23, 2006       1,282,945       3,251,235
All Shareholders(d)..................    5,758,667      N/A             N/A              N/A      43,459,137     110,133,985

------------
(a) The Company granted a total of 450,000 options to employees under the 1996 Plan for the year ended December 31, 1996.

(b) The options were granted on August 23, 1996. The fair market value of the Common Stock at the date of grant was $12.00. Options are not exercisable prior to six months from the date of grant and, unless a shorter period is provided by the 1996 Plan or the plan administrator, are for a term of ten years, subject to vesting as provided by the plan administrator. Further, options are subject to forfeiture and/or time limitations in the event of a termination of employment. The options are subject to approval of the 1996 Plan by the Company's Shareholders at the Annual Meeting. No stock appreciation rights have been granted by the Company since its inception.

(c) Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected will be achieved.

(d) All Shareholders are shown for comparison purposes only.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth certain information concerning the number and value of unexercised options to purchase Common Stock by the Chief Executive Officer and the four most highly compensated executive officers named in the Summary Compensation Table at December 31, 1996. No stock options were exercised by such persons in 1996.

                 AGGREGATED OPTION EXERCISES IN 1996 AND OPTION
                          VALUES AT DECEMBER 31, 1996

                                                                               UNEXERCISED OPTIONS AT DECEMBER 31, 1996
                                                                              ------------------------------------------
                                                                                  NUMBER OF                VALUE OF
                                                                                  UNDERLYING             IN-THE-MONEY
                                                                                  SECURITIES               OPTIONS
                                                                              ------------------      ------------------
                                        SHARES ACQUIRED         VALUE            EXERCISABLE/            EXERCISABLE/
                NAME                    ON EXERCISE(#)       REALIZED($)       UNEXERCISABLE(a)        UNEXERCISABLE(b)
-------------------------------------   ---------------      -----------      ------------------      ------------------
John S. Callon.......................      --                  --                  90,000/  --          $815,625/   --
Fred L. Callon.......................      --                  --                  95,000/60,000         830,938/423,750
Dennis W. Christian..................      --                  --                  74,000/56,000         642,625/395,500
John S. Weatherly....................      --                  --                  73,000/52,000         635,563/367,250
Kathy G. Tilley......................      --                  --                  41,000/44,000         349,563/310,750

------------
(a) Represents awards granted under the 1994 Plan and the 1996 Plan.

(b) As of December 31, 1996, the fair market value of the Common Stock was $19.0625.

LONG-TERM INCENTIVE PLAN AWARDS

     At this time, the Company does not have a long-term incentive plan for its employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation Committee are Messrs. Robert A. Stanger, John C. Wallace, B. F. Weatherly and Richard O. Wilson, none of whom are or have been officers or employees of the Company.

     STOCKHOLDERS' AGREEMENT. In connection with the Consolidation, the Company, the Callon Family and NOCO entered into the Stockholders' Agreement which contains certain voting requirements and transfer restrictions. Messrs. Wallace, Weatherly and Wilson are affiliates of NOCO. See "Transactions with Related Persons."

     REGISTRATION RIGHTS. NOCO is party to a Registration Rights Agreement dated September 16, 1994. Messrs. Wallace, Weatherly and Wilson are affiliates of NOCO. See "Transactions with Related Persons."

REPORT ON EXECUTIVE COMPENSATION

     OVERVIEW

     The Compensation Committee, currently composed of four non-employee directors, makes recommendations to the Board with respect to the annual base and bonus compensation of the executive officers of the Company. The Compensation Committee also administers the Company's employee benefit plans, and, if the 1996 Plan and the 1997 Purchase Plan are approved by the Company's Shareholders at the Annual Meeting, the Compensation Committee will continue to serve as a plan administrator under such Plans.

     The Company's compensation policy has been comprised of three elements: (1) base compensation; (2) bonus compensation; and (3) stock options. The Company has recently broadened its compensation package by awarding performance shares under the 1996 Plan and authorizing the establishment of the 1997 Purchase Plan. In addition, in order to promote the Company's goal of retaining key employees and promoting the long-term growth of the Company, during 1996 the Company entered into several employment agreements with certain executive officers. These agreements establish an initial base salary subject to upward adjustment by the Board of Directors or the Compensation Committee and provide that such officers shall be entitled to participate in the Company's incentive compensation programs. See "Executive Compensation -- Employment Agreements, Termination of Employment and Change-in-Control Arrangements."

     BASE COMPENSATION. The analysis used by the Compensation Committee to establish base compensation has remained relatively constant since the Company was formed in 1994. The Committee continues to review individual factors such as performance and contribution to the Company's success, years of service to the Company, experience level, position and internal equities within the Company and general economic and industry conditions. However, no specific weight is assigned to these factors. As its primary consideration, the Committee studies compensation set for comparable positions by the Company's competitors and targets the median of base salaries among peer group companies in the industry of similar size, complexity and activity. The Compensation Committee analyzes published industry survey data and proxy information to determine base salaries paid by such peer group companies and consults with independent compensation consulting firms from time to time. In addition, the Committee considered the base salary provisions set forth in certain of the executive officers' employment agreements. The increase in base salaries for 1996 was reflective of individual contributions to the Company's performance in 1996 as well as general inflationary considerations.

     BONUS COMPENSATION. Since the Company's inception, the Compensation Committee has established a philosophy of allocating a significant portion of the total compensation paid to the Company's executive officers as "at risk" compensation in order to emphasize pay-for-performance. Bonus compensation has typically been determined by the Committee based upon operating, fiscal and strategic goals as well as more subjective criteria such as individual initiative, business judgment, technical expertise and management skills.

     In September 1996, the Board of Directors of the Company established the Bonus Plan to be administered by the Compensation Committee. Pursuant to the Bonus Plan, the Committee established a more formal mechanism for determining 1996 bonus compensation based upon pre-set fiscal and operating goals. Each such goal was assigned a relative weighting percent, which was multiplied at year end by the percentage by which each such goal was achieved in order to determine the "Weighted Goal Achieved." The Committee derived the "Total Goal Achieved" by adding together each Weighted Goal Achieved. In addition, the Committee established target level bonuses as a percentage of base salary for officers and other employees. If the Total Goal Achieved at year end was (i) less than 80%, no bonuses would be awarded under the Bonus Plan; (ii) between 80% and 120%, bonuses would be awarded at 80% to 120% of the target level; and (iii) more than 120%, additional bonuses could be awarded at the discretion of the Committee.

     For the year ended December 31, 1996, the Total Goal Achieved was 153% of the goals set for 1996 regarding cash flow per common share, net income per common share, net reserve additions, finding costs and net asset value per common share. Accordingly, the Compensation Committee awarded bonus compensation that was 120% of the target level set for officers, managers and staff, plus the Committee awarded an additional $150,000 for having achieved 153% of target levels. For the fiscal year ended December 31, 1997, the Compensation Committee intends to follow a similar formula to determine cash bonuses for 1997, subject to adjustment for 1997 performance goals.

     STOCK-BASED COMPENSATION. The Compensation Committee analyses the factors set forth under "Base Compensation" above to determine the timing and amount of stock option awards. The Committee considers the number of outstanding unvested options held by an employee as well as the size of previous option awards to the employee. In addition, the Committee surveys the same peer group companies it studies to award base compensation. Based on its studies of comparable industry competitors, the Committee determined that the Company's executive officers were below the median with respect to stock-based compensation. Accordingly, the Committee granted options under the 1996

Plan to executive officers and employees of the Company to equalize their position vis-a-vis their counterparts in the industry. Options are granted at the prevailing market price and will therefore have value only if the price of the Company's stock increases. As an alternate form of incentive and in order to motivate executives to improve the Company's position over the long-term, the Committee authorized the grant of performance shares which will not vest until 2001 or until certain material increases in the Company's stock price. To further focus executive attention on the Company's stock market performance, the Company has established the 1997 Purchase Plan.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER

     John S. Callon served as Chief Executive Officer of the Company until his retirement on January 2, 1997. His base salary for 1996 was $195,670, representing an increase of three percent over his 1995 base compensation of $190,000. This increased salary represented Mr. Callon's experience in the oil and gas industry, his leadership position within the Company and general inflationary considerations. Pursuant to the employment agreement between Fred
L. Callon and the Company, Fred Callon's annual base salary is set at a floor of $170,000, subject to increase by the Board of Directors or the Compensation Committee. Fred Callon's base salary was increased by the Committee to $182,761 for 1996 as compared to $170,000 for 1995 in order to reflect his growing leadership role within the Company, his experience level, his management role and general inflationary considerations.

     John S. Callon and Fred L. Callon earned bonuses in 1996 of $172,500 and $152,500, respectively, reflecting their contributions to certain 1996 goals set by the Compensation Committee pursuant to the Bonus Plan. Fred L. Callon was granted options to purchase 75,000 shares of Common Stock and will be awarded 60,000 performance shares pursuant to the 1996 Plan (subject to approval of the 1996 Plan) in order to provide a stock-based compensation package on par with other top executives of the Company's peer-group companies.

                                          B. F. Weatherly, Chairman
                                          Robert A. Stanger
                                          John C. Wallace
                                          Richard O. Wilson

                               PERFORMANCE GRAPH

     The following graph compares the yearly percentage change for the five years ended December 31, 1996, in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return (i) for the Nasdaq Stock Market (US) Index (the "Nasdaq Index") and (ii) Media General Financial Services Industry and Market Index of SIC Group 353 (the "MG Industry Group Index") consisting of oil and gas companies.

                    COMPARISON OF CUMULATIVE TOTAL RETURN(1)

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                   12/31/91  12/31/92  12/31/93  12/31/94  12/30/95  12/29/96
                   --------  --------  --------  --------  --------  --------
Callon Petroleum
 Company(2) .......  $100      $132      $253      $358      $330      $626

Nasdaq Index ......  $100      $116      $134      $131      $185      $227

MG Industry Group
 Index ............  $100      $ 88      $105      $106      $124      $169
------------
(1) The comparison of total return on an investment for each of the periods assumes that $100 was invested on December 31, 1991, in each of the Company, the Nasdaq Index and the MG Industry Group Index, and that all dividends were reinvested.

(2) The Company's Common Stock did not begin trading on the Nasdaq NMS until September 19, 1994. The Company was formed in March 1994 to participate in a Consolidation consummated on September 16, 1994, to which the Company succeeded to the assets, liabilities, operations and management of CCP, formerly a publicly-held limited partnership, and certain affiliated companies. As a result of the Consolidation, one share of the Company's Common Stock was issued for each three Units of limited partnership interest in CCP whose depository units were traded on the Nasdaq NMS from February 1989 through September 1994. The equivalent closing price per share of the Company's Common Stock before September 16, 1994 was determined by multiplying the Nasdaq NMS quoted price per CCP Unit by three.

                                  PROPOSAL II

                                APPROVAL OF THE
                            CALLON PETROLEUM COMPANY
                           1996 STOCK INCENTIVE PLAN

     The Board of Directors of the Company adopted the Callon Petroleum Company 1996 Stock Incentive Plan, to be effective on August 23, 1996, and to continue until all awards under the 1996 Plan have been satisfied or terminated, subject to the approval and ratification of the 1996 Plan at the Annual Meeting by the holders of a majority of the Common Shares present or represented and entitled to vote at the Annual Meeting.

     In the opinion of the Board of Directors of the Company, the 1996 Plan will promote the interests of the Company and its Shareholders by (i) associating the interests of the Company's management and it subsidiaries and affiliates closely with the Shareholders to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its Shareholders; (ii) providing management of the Company with a proprietary ownership interest in the Company commensurate with Company performance, as reflected in increased Shareholder value; (iii) maintaining competitive compensation levels thereby attracting and retaining highly competent and talented directors, employees and consultants; and (iv) providing an incentive to management for continuous employment with the Company.

     The full text of the 1996 Plan is set forth in Exhibit A to this proxy statement and the following description of the 1996 Plan is qualified by reference to the text thereof.

     ADMINISTRATION. The 1996 Plan will be administered by a plan administrator (the "1996 Plan Administrator") which may be either (i) the Board of Directors of the Company; (ii) any duly constituted committee of the Board of Directors consisting of at least two non-employee directors; or (iii) any other duly constituted committee of the Board of Directors. The 1996 Plan Administrator has sole authority to make regulations and guidelines for and to interpret the 1996 Plan. The 1996 Plan Administrator also has sole power to make awards under the 1996 Plan, to designate participants in the 1996 Plan and to impose limitations upon awards under the 1996 Plan.

     ELIGIBILITY. All directors, executive officers, key employees and consultants of the Company and certain of its subsidiaries who have the capability of making a substantial contribution to the success of the Company are eligible to participate in the 1996 Plan. As of April 15, 1997, there were approximately 17 directors, executive officers, key employees and consultants eligible to participate in the 1996 Plan.

     SHARES SUBJECT TO 1996 PLAN. Not more than 900,000 shares of the Common Stock may be distributed in accordance with the terms of the 1996 Plan, subject to increase by the Board of Directors. In addition, the number of shares is subject to adjustment in the event of certain dilutive changes in the number of outstanding shares. The Company will issue authorized but unissued shares under the 1996 Plan. Any shares subject to an award which are not used because the terms and conditions of the award are not met may again be used for an award under the 1996 Plan.

     TRANSFERABILITY. Rights under any award may not be transferred except by will or the laws of descent and distribution.

     AMENDMENT OF THE 1996 PLAN. The 1996 Plan may be amended by the Board of Directors without the consent of the shareholders except that any amendment, though effective when made, will be subject to shareholder approval if required by any federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. In addition, no modification of an award can impair the rights of a holder of an outstanding award under the 1996 Plan without such holder's consent.

     CHANGE IN CONTROL. In the event of certain changes in control of the Company, the 1996 Plan Administrator may at its discretion do any or all of the following (i) accelerate any time periods relating to exercise or realization of the award; (ii) cause the awards to be assumed by the successor corporation; or (iii) cancel all outstanding options as of the effective date of the change in control, provided that each holder has the right to exercise such option in full for at least 30 days prior to the change in control.

     STOCK OPTIONS. A grant of a stock option entitles a participant to purchase from the Company a specified number of shares of Common Stock at a specified price per share. In the discretion of the 1996 Plan Administrator, stock options may be granted as non-qualified stock options or incentive stock options, but incentive stock options may only be granted to executive officers and other employees of the Company or a subsidiary. In addition, incentive stock options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries. Incentive stock options shall be subject to any terms and conditions as the 1996 Plan Administrator deems necessary or desirable in order to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). No incentive stock options shall be awarded after the tenth anniversary of the effective date of the 1996 Plan.

     The purchase price per share of shares subject to an option shall be 100% of the fair market value of a share of Common Stock at the time such option is granted or, in the case of non-qualified stock options, as otherwise fixed by the 1996 Plan Administrator. On April 25, 1997, the closing price of the Common Stock on the Nasdaq NMS was $13.375 per share. Upon exercise, payment for shares of Common Stock acquired on exercise of a stock option may be made in cash, in shares of the Common Stock, or a combination thereof, as the 1996 Plan Administrator may determine.

     Stock options will be subject to such vesting schedule as determined by the 1996 Plan Administrator and are not exercisable prior to six months from the date of grant unless, in the case of non-qualified stock options, a shorter period is provided by the 1996 Plan Administrator or other section of the 1996 Plan. No incentive stock option may be exercised later than ten years after the date of grant. Generally, options are exercisable only while the participant is an employee of the Company or during the remaining term of the stock option and thirty days from the date of termination of employment, unless such termination is for cause. In the event of a termination of employment, outstanding options may be subject to forfeiture and/or time limitations.

     AUTOMATIC GRANTS. On the date on which a director who is not an employee of the Company is first elected or appointed to the Board of Directors, he or she shall be granted a stock option to purchase 5,000 shares of Common Stock at the fair market price on the date of such grant for a term of ten years. An additional grant of 5,000 shares of Common Stock shall be awarded to such person for each subsequent year he or she is still serving as a director under the same terms. Upon the death of such person, the option remains exercisable until the earlier of the expiration of the remaining term of the option or one year. In the case of permanent disability, retirement or failure to be re-elected, all options previously granted remain exercisable in accordance with the terms of the award agreement.

     PERFORMANCE SHARES. Performance shares entitle the participant to receive shares of Common Stock based upon the degree of achievement of pre-established performance goals over a pre-established performance cycle as determined by the 1996 Plan Administrator in its discretion or as otherwise determined by the Plan Administrator. Performance goals are fixed by the 1996 Plan Administrator in its discretion and may relate to corporate, group, unit or individual performance using standards established in terms of market price of common stock, cash flow or cash flow per share, reserve value or reserve value per share, net asset value or net asset value per share, earnings or other criteria determined by the 1996 Plan Administrator. The 1996 Plan Administrator has sole discretion to determine the employees eligible for performance shares, the duration of each performance cycle and the number of shares earned on the basis of the Company's performance relative to the established goals.

     At the end of the performance cycle, the 1996 Plan Administrator shall determine the number of performance shares which have been earned on the basis of the Company's performance in relation to the performance goals. Unless otherwise provided by the 1996 Plan Administrator in an award agreement, if a participant dies, retires, becomes disabled or otherwise ceases to be an employee, all outstanding and unvested awards of performance shares to such participant will be canceled. Shares of

Common Stock awarded to any person who, at the time of grant, is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, cannot be resold for a period of six months from the date of grant of such shares.

     FEDERAL INCOME TAX CONSEQUENCES. The federal income tax consequences, in general, of the 1996 Plan are as follows:

     (1)  With respect to non-qualified stock options granted under the 1996
Plan: A participant receiving a grant will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company or its subsidiary or affiliate. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

     (2) With respect to incentive stock options granted under the 1996 Plan: A participant receiving a grant will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company or its subsidiary or within the three-month (one year for disability or retirement) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant's alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending on the holding period).

     (3) Special rule if option price is paid for in shares: If a participant pays the exercise price of a non-qualified or incentive stock option with previously-owned shares of the Company's Common Stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-qualified stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previous acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in (2) above. The income treatment will apply to the shares disposed of but will not affect the favorable tax treatment of the shares received.

     (4) With respect to performance shares granted under the 1996 Plan: Unless a participant makes the election described below, a participant receiving a grant will not recognize income and the Company will not be allowed a deduction at the time such performance shares are granted. While the shares remain subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of the dividends received and the Company will be allowed a deduction in a like amount. When the shares cease to be subject to a substantial risk of forfeiture, the excess of the fair market value of the shares on the date the substantial risk of forfeiture ceases over the amount paid, if any, by the participant for the shares will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. Upon disposition of the shares, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon the period of time the shares are held by the participant following cessation of the substantial risk of forfeiture. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant's ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the shares as of the date of grant over the amount paid, if any, by the participant for the shares. If such election is made and a participant thereafter forfeits his or her stock, no refund or deduction will be allowed for the amount previously included in such participant's income.

     AWARDS AND GRANTS. On August 23, 1996, the Compensation Committee granted stock options to the Company's executive officers and other members of management under the 1996 Plan, subject to shareholder approval of the 1996 Plan. Pursuant to the awards, Fred L. Callon was granted an option to purchase 75,000 shares of Common Stock; Dennis W. Christian was granted an option to purchase 70,000 shares of Common Stock; John S. Weatherly was granted an option to purchase 65,000 shares of Common Stock; Kathy G. Tilley was granted an option to purchase 55,000 shares of Common Stock; and H. Michael Tatum was granted an option to purchase 15,000 shares of Common Stock. All of such options were granted at an exercise price of $12.00 per share, the fair market value of the Common Stock on the date of grant, and 20% of each option vests on January 1 of each succeeding year, beginning January 1, 1997. Unvested options are subject to forfeiture upon certain termination of employment events.

     The Compensation Committee also awarded performance shares under the 1996 Plan to the Company's executive officers on August 23, 1996, subject to Shareholder approval of the 1996 Plan. Contingent upon such Shareholder approval, Fred L. Callon will be awarded 60,000 performance shares; Dennis W. Christian will be awarded 55,000 performance shares; John S. Weatherly will be awarded 50,000 performance shares; Kathy G. Tilley will be awarded 45,000 performance shares; and H. Michael Tatum will be awarded 15,000 performance shares. All of the performance shares granted will vest in whole on January 1, 2001 and will be subject to forfeiture upon certain termination of employment events.

     NEW PLAN BENEFITS. The number and value of options granted under the 1996 Plan to each Named Executive Officer, the Executive Group, the Director Group and the Employee Group is included in the table under "Executive
Compensation -- Option Grants in Year Ending December 31, 1996." Information regarding performance share awards under the 1996 Plan to each Named Executive Officer is included in the table under "Executive Compensation -- Summary Compensation Table." The following table sets forth certain information concerning performance shares granted, subject to approval of the 1996 Plan by the Shareholders, to the Executive Group, the Director Group and the Employee Group.

                                                    1996 PLAN
                                        ----------------------------------
                                                PERFORMANCE SHARES
                                        ----------------------------------
                                        DOLLAR VALUE($)    NUMBER OF UNITS
                                        ---------------    ---------------
Executive Group (6 persons)..........         (a)                225,000
Director Group (4 persons)...........          --                   --
Employee Group (8 persons)...........          --                   --
------------
(a) If the 1996 Plan is approved at the Annual Meeting, such shares will be awarded as of the date of the Annual Meeting. On April 25, 1997, the closing price of the Common Stock on the Nasdaq NMS was $13.375 per share.

     VOTE REQUIRED. The affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present or represented and entitled to vote is required to approve the adoption of the 1996 Plan. As of the record date, directors and officers of the Company had the power to vote approximately 47.94% of the outstanding shares of Common Stock. All the directors and officers have expressed the intent to vote in favor of the adoption of the 1996 Plan and the Board of Directors recommends that the Shareholders vote for the adoption of the 1996 Plan.

                                  PROPOSAL III

                                APPROVAL OF THE
                            CALLON PETROLEUM COMPANY
                       1997 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has authorized the implementation of the 1997 Employee Stock Purchase Plan (the "1997 Purchase Plan"). The 1997 Purchase
Plan is intended to provide eligible employees of the Company and its participating affiliates with the continuing opportunity to acquire a propriety interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Code. The 1997 Purchase Plan was adopted by the Board on September 26, 1996 and the initial purchase period under the 1997 Purchase Plan will begin on July 1, 1997. However, no purchase rights under the 1997 Purchase Plan will be exercised, and no shares of Common Stock will be issued under the 1997 Purchase Plan unless it is approved by the Company's Shareholders at the Annual Meeting.

     The following is a summary of the principal features of the 1997 Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Purchase Plan. The full text of the 1997 Purchase Plan is set forth in Exhibit B to this proxy statement and the following description of the 1997 Purchase Plan is qualified by reference to the text thereof.

     SHARE RESERVE. An aggregate of 250,000 shares of Common Stock have been reserved for issuance over the ten-year term of the 1997 Purchase Plan. This share reserve will be drawn from either newly-issued shares of Common Stock or shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the 1997 Purchase Plan, including the class and number of securities issuable per participant on any one purchase date, and (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

     ADMINISTRATION. The 1997 Purchase Plan will be administered by the Compensation Committee of the Company's Board of Directors or such other duly constituted committee of the Company's Board of Directors (the "1997 Plan Administrator"). The 1997 Plan Administrator will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 1997 Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

     OFFERING PERIODS AND PURCHASE PERIODS. The 1997 Purchase Plan will be implemented in a series of successive offering periods, each with a maximum duration (not to exceed twenty-four (24) months) designated by the 1997 Plan Administrator prior to the start date. The initial offering period will begin on July 1, 1997 and will continue through June 30, 1999. The next offering period will start on the first business day in July 1999 and terminate on the last business day in June 2001. Any subsequent offering periods will begin as designated by the 1997 Plan Administrator.

     Each offering period will be comprised of a series of successive semi-annual purchase periods. Purchase periods will run from the first business day in January to the last business day in June each year and from the first business day in July each year to the last business day in December in each year. Accordingly, there will be a maximum of four (4) semi-annual purchase periods within each offering period. Shares of Common Stock will be purchased on behalf of participants on the last day of each such semi-annual period. The initial purchase period will begin on the July 1, 1997 start date of the initial offering period under the 1997 Purchase Plan and will end on December 31, 1997.

     Should the fair market value per share of Common Stock on any purchase date within an offering period be less than the fair market value per share of Common Stock on the start date of that offering period, then that offering period will automatically terminate immediately after the purchase of shares of Common Stock on that purchase date, and a new offering period will begin on the next business day. The new offering period will have a duration of twenty-four (24) months, unless the 1997 Plan Administrator establishes a shorter duration within five
(5) business days following the start date of that offering period.

     ELIGIBILITY. Any individual who is employed on a basis under which he or she is regularly expected to work for more than 20 hours per week for more than five months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the 1997 Purchase Plan) will be eligible to participate in the 1997 Purchase Plan.

     An individual who is an eligible employee on the start date of any offering period may join that offering period at that time or on any subsequent quarterly entry date (the first business day in January, April, July or October each year) within that offering period. An individual who first becomes an eligible employee after such start date may join the offering period on any quarterly entry date within that offering period on which he or she is an eligible employee.

     The participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted at the time the participant joins the offering period and will allow such individual to purchase shares of Common Stock at semi-annual intervals over the remainder of that offering period with his or her accumulated payroll deductions.

     As of March 31, 1997, approximately 141 employees, including six executive officers, were eligible to participate in the 1997 Purchase Plan.

     PAYROLL DEDUCTIONS AND STOCK PURCHASES. Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 15%) of his or her base salary each offering period to be applied to the acquisition of Common Stock on each semi-annual purchase date. On each semi-annual purchase date (the last business day in June and December of each year), the payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

     PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date within the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into that offering period or (ii) the fair market value per share of Common Stock on that purchase date.

     VALUATION. The fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date on the Nasdaq NMS. On April 25, 1997, the fair market value per share of Common Stock was $13.375 per share.

     SPECIAL LIMITATIONS. The 1997 Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

          (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company of any of its affiliates.

          (ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

          (iii) No participant may purchase more than 1,000 shares of Common Stock on any semi-annual purchase date.

     TERMINATION OF PURCHASE RIGHTS. The purchase right will immediately terminate upon the participant's termination of employment or loss of eligible employee status or upon his or her affirmative withdrawal from the offering period. The payroll deductions collected for the purchase period in which the purchase right terminates will be refunded.

     ASSIGNABILITY. No purchase right will be assignable or transferable and will be exercisable only by the participant.

     STOCKHOLDER RIGHTS. No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf.

     ACQUISITION. Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price for each participant will be 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the offering period in which such acquisition occurs or (ii) the fair market value per share of Common Stock immediately prior to such acquisition.

     PRORATION OF SHARES. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the 1997 Purchase Plan, then the 1997 Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, will be refunded.

     AMENDMENT AND TERMINATION. The 1997 Purchase Plan will terminate upon the earliest to occur of (i) the last business day in June 2007, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board may at any time alter, suspend or discontinue the 1997 Purchase Plan as of the close of any purchase period. However, the Board may not, without Shareholder approval, materially increase the number of shares issuable under the 1997 Purchase Plan, and certain other amendments may require stockholder approval pursuant to applicable laws or regulations.

     FEDERAL TAX CONSEQUENCES. The 1997 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1997 Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

     ACCOUNTING TREATMENT. Under current accounting rules, the issuance of shares of Common Stock under the 1997 Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the 1997 Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

     NEW PLAN BENEFITS. Each participant in the 1997 Purchase Plan will have the right to purchase a maximum of 1,000 shares of Common Stock on each purchase date within the initial offering period beginning July 1, 1997. However, it is not possible to determine at this time how many eligible employees will participate in the 1997 Purchase Plan, the actual number of shares of Common Stock which may be issued per participant on each such purchase date or the actual purchase price to be paid per share.

     VOTE REQUIRED. The affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present or represented and entitled to vote is required to approve the adoption of the 1997 Purchase Plan. As of the record date, directors and officers of the Company had the power to vote approximately 47.94% of the outstanding shares of Common Stock. All the directors and officers have expressed the intent to vote in favor of the adoption of the 1997 Purchase Plan and the Board of Directors recommends that the Shareholders vote for the adoption of the 1997 Purchase Plan.

                                  PROPOSAL IV

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, for the examination of the accounts and audit of the financial statements of the Company for the year ending December 31, 1997. At the Annual Meeting, the Board of Directors will present a proposal to the Shareholders to approve and ratify the engagement of Arthur Andersen LLP. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if he desires, and to respond to appropriate questions.

     Management recommends that the Shareholders approve and ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997. Unless otherwise indicated, all properly executed Proxies received by management will be voted for such ratification at the Annual Meeting. An adverse vote will be considered as a direction to the Audit Committee of the Board of Directors to select other auditors in the following year.

                SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     No person other than nominees selected by the Board of Directors shall be eligible for election as a director unless written notice of a nomination is received from a Shareholder of record by the Secretary of the Company not less than 120 days prior to the anniversary date of the release of the Proxy Statement in connection with the immediately preceding Annual Meeting of Shareholders, accompanied by the written consent of the nominee to serve and the name, age, business and residence address and principal occupation of the nominee, the number of shares beneficially owned by the nominee and any other information which would be required to be furnished by law with respect to any nominee of the Board of Directors of the Company. Shareholders who desire to nominate persons for election as a director at the 1998 Annual Meeting of Shareholders must submit nominations to the Company at its principal executive offices not later than January 20, 1998.

     Shareholders who desire to present proposals other than nominees for the election of directors to Shareholders at the 1998 Annual Meeting of Shareholders and to have proposals included in the Company's proxy materials must submit their proposals to the Company at its principal executive offices not later than January 20, 1998.

     In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that Shareholders submit their proposals by certified mail, return receipt requested.

                              FINANCIAL STATEMENTS

     Financial statements of the Company for its most recent fiscal year are contained in the 1996 Annual Report. Copies of such Annual Report are available to Shareholders upon written request to the Investor Relations Department, Callon Petroleum Company, 200 North Canal Street, Natchez, Mississippi 39120.

                                 OTHER BUSINESS

     The Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than those described above. If other business comes before the Annual Meeting, the persons named on the Proxy will vote the Proxy in accordance with what they consider to be in the best interests of the Company and its Shareholders.

                                          By order of the Board of Directors
                                          Fred L. Callon
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Natchez, Mississippi
May 21, 1997

                                   EXHIBIT A

                            CALLON PETROLEUM COMPANY
                           1996 STOCK INCENTIVE PLAN

                              ARTICLE I.  GENERAL

     SECTION 1.1. PURPOSE. The purposes of this Stock Incentive Plan (the "Plan") are to: (1) associate the interests of the management of CALLON PETROLEUM COMPANY and its subsidiaries and affiliates (collectively referred to as the "Company") closely with the stockholders to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders; (2) provide management with a proprietary ownership interest in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented directors, employees and consultants; and (4) provide an incentive to management for continuous employment with the Company. Certain capitalized terms are defined in Section 6.7.

     SECTION 1.2.  ADMINISTRATION.

          (a) The Plan shall be administered by (i) the Board of Directors of the Company, (ii) any duly constituted committee of the Board of Directors consisting of at least two members of the Board of Directors, all of whom shall be Non-Employee Directors, or (iii) any other duly constituted committee of the Board of Directors. Such administrating party shall be referred to herein as the "Plan Administrator".

          (b) The Plan Administrator shall have the authority, in its sole discretion and from time to time to:

              (i) designate the officers, key employees and consultants of the Company and its Subsidiaries eligible to participate in the Plan;

              (ii) grant Awards provided in the Plan in such form and amount as the Plan Administrator shall determine;

             (iii) impose such limitations, restrictions and conditions, not inconsistent with this Plan, upon any such Award as the Plan Administrator shall deem appropriate; and

              (iv) interpret the Plan and any agreement, instrument or other document executed in connection with the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

          (c) Decisions and determinations of the Plan Administrator on all matters relating to the Plan shall be in its sole discretion and shall be final, conclusive and binding upon all persons, including the Company, any participant, any stockholder of the Company, any employee and any consultant. No member of any committee acting as Plan Administrator shall be liable for any action taken or decision made relating to the Plan or any Award thereunder.

     SECTION 1.3. ELIGIBILITY FOR PARTICIPATION. Participants in the Plan shall be selected by the Plan Administrator from the directors, executive officers and other key employees and consultants of the Company and executive officers and key employees and consultants of any Subsidiary of the Company who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Plan Administrator shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and growth. For the purposes of this Plan, the term "Subsidiary" means any corporation or other entity of which at least 50% of the voting securities are owned by the Company directly or through one or more other corpora-tions, each of which is also a Subsidiary. With respect to non-corporate entities, Subsidiary shall mean an entity managed or controlled by the Company or any Subsidiary and with respect to which the Company or any Subsidiary is allocated more than half of the profits and losses thereof.

     SECTION 1.4. TYPES OF AWARDS UNDER PLAN. Awards under the Plan may be in the form of any or more of the following:

           (i)  Stock Options, as described in Article II;

           (ii)  Incentive Stock Options, as described in Article III; and/or

          (iii)  Performance Shares, as described in Article IV.

Awards under the Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award, in form and substance satisfactory to the Plan Administrator, and not inconsistent with this Plan. Award Agreements may provide such vesting schedules for Stock Options, Incentive Stock Options and Performance Shares, and such other terms, conditions and provisions as are not inconsistent with the terms of this Plan. Subject to the express provisions of the Plan, and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding Award Agreements, or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor. However, except as provided in Sections 6.1(i), 6.1(ii) and 6.11(d)(3) of this Plan, no modification of an Award shall impair the rights of the holder thereof without his consent.

     SECTION 1.5.  AGGREGATE LIMITATION ON AWARDS.

          (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The maximum number of shares of Common Stock which may be issued pursuant to Awards issued under the Plan shall be 900,000, which may be increased by the Board of Directors pursuant to Section 6.12.

          (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan at any time:

              (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) under the Plan shall be counted when issued upon exercise of a Stock Option or Incentive Stock Option; and

             (ii) only the net shares issued as Performance Shares shall be counted (shares reacquired by the Company because of failure to achieve a performance target or failure to become fully vested for any other reason shall again be available for issuance under the Plan).

          (c) Shares tendered by a participant as payment for shares issued upon exercise of a Stock Option or Incentive Stock Option shall be available for issuance under the Plan. Any shares of Common Stock subject to a Stock Option or Incentive Stock Option which for any reason is terminated unexercised or expires shall again be available for issuance under the Plan.

     SECTION 1.6.  EFFECTIVE DATE AND TERM OF PLAN

          (a) The Plan shall become effective on the date adopted by the Board of Directors, subject to approval by the holders of a majority of the shares of Common Stock at a meeting or by written consent.

          (b) The Plan and all Awards made under the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

                           ARTICLE II.  STOCK OPTIONS

     SECTION 2.1. AWARD OF STOCK OPTIONS. The Plan Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock ("Stock Options") allotted by the Plan Administrator. The date a Stock Option is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of shares to a participant pursuant to the Plan.

     SECTION 2.2. STOCK OPTION AGREEMENTS. The grant of a Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Plan Administrator may from time to time determine.

     SECTION 2.3. STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted unless otherwise determined by the Plan Administrator.

     SECTION 2.4. TERM AND EXERCISE. A Stock Option shall not be exercisable prior to six months from the date of its grant, unless a shorter period is provided by the Plan Administrator or by another Section of this Plan, and may be subject to such vesting scheduling and term ("Option Term") as the Plan Administrator may provide in an Award Agreement. No Stock Option shall be exercisable after the expiration of its Option Term.

     SECTION 2.5. MANNER OF PAYMENT. Each Award Agreement providing for Stock Options shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the option price for such shares with cash or, if duly authorized by the Plan Administrator, Common Stock.

     SECTION 2.6. ISSUANCE OF CERTIFICATES. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. The Optionee shall become a stockholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder.

     SECTION 2.7. DEATH, RETIREMENT AND TERMINATION OF EMPLOYMENT OF OPTIONEE. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Plan Administrator:

          (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) one year. The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

          (b) Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Plan Administrator), the Optionee may exercise any Stock Options, provided such option exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) six months (in the case of permanent disability) or three months (in the case of retirement).

          (c) Upon termination of the Optionee's employment by reason other than death, retirement, disability or cause (as each is determined by the Plan Administrator), the Optionee may exercise any Stock Options, provided such option exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) 30 days of the date of termination.

          (d)  Except as provided in Subsections (a), (b) and (c) of this
     Section 2.7, all Stock Options shall terminate immediately upon the termination of the Optionee's employment.

                     ARTICLE III.  INCENTIVE STOCK OPTIONS

     SECTION 3.1. AWARD OF INCENTIVE STOCK OPTIONS. The Plan Administrator may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Plan Administrator may prescribe, grant to any officer or key employee who is a participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options")) to purchase for cash or shares the number of shares of Common Stock allotted by the Plan Administrator. No Incentive Stock Options shall be made under the Plan after the tenth anniversary of the effective date of the Plan. The date an Incentive Stock Option is granted shall mean the date selected by the Plan Administrator as of which the Plan Administrator allots a specific number of shares to a participant pursuant to the Plan. Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries.

     SECTION 3.2. INCENTIVE STOCK OPTION AGREEMENTS. The grant of an Incentive Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Plan Administrator may from time to time determine.

     SECTION 3.3. INCENTIVE STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

     SECTION 3.4. TERM AND EXERCISE. Each Incentive Stock Option shall not be exercisable prior to six months from the date of its grant and unless a shorter period is provided by the Plan Administrator or another Section of this Plan, may be exercised during a period of ten years from the date of grant thereof (the "Option Term") and may be subject to such vesting scheduling as the Plan Administrator may provide in an Award Agreement. No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

     SECTION 3.5. MAXIMUM AMOUNT OF INCENTIVE STOCK OPTION GRANT. The aggregate fair market value (determined on the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options first become exercisable by an Optionee during in any calendar year (under all plans of the Optionee's employer corporations and their parent and subsidiary corporations) shall not exceed $100,000.

     SECTION 3.6.  DEATH OF OPTIONEE.

          (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee's death.

          (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

     SECTION 3.7. RETIREMENT OR DISABILITY. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Plan Administrator, upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Plan Administrator), the Optionee may exercise any Incentive Stock Options, provided such option exercise occurs within both (i) the remaining Option Term of the Incentive Stock Option and (ii) one year (in the case of permanent disability) or three months (in the case of retirement). Notwithstanding the terms of an Award Agreement, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code") upon the exercise of an Incentive Stock Option shall not be available to an Optionee who exercises any Incentive Stock Options more than (i) one year after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

     SECTION 3.8. TERMINATION FOR OTHER REASONS. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Plan Administrator, except as provided in Sections 3.6 and 3.7, upon termination of the Optionee's employment by reason other than cause (as determined by the Plan Administrator), the Optionee may exercise any Incentive Stock Options, provided such option exercise occurs within both (i) the remaining Incentive Option Term of the Stock Option and (ii) 30 days of the date of termination.

     SECTION 3.9. TERMINATION FOR CAUSE. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Plan Administrator, except as provided in Sections 3.6, 3.7 and 3.8, all Incentive Stock Options shall terminate immediately upon the termination of the Optionee's employment.

     SECTION 3.10. CODE REQUIREMENTS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code
Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Code Section 422, unless the participant has first requested the change that will result in such disqualification.

                     ARTICLE IV.  PERFORMANCE SHARE AWARDS

     SECTION 4.1. AWARDS GRANTED BY PLAN ADMINISTRATOR. Coincident with or following designation for participation in the Plan, a participant may be granted Performance Shares. Certificates representing Performance Shares shall be issued to the participant effective as of the date of the Award. Holders of Performance Shares shall have all of the voting, dividend and other rights of stockholders of the Company, subject to the terms of any Award Agreement.

     SECTION 4.2. AMOUNT OF AWARD. The Plan Administrator shall establish a maximum amount of a participant's Award, which amount shall be denominated in shares of Common Stock.

     SECTION 4.3. COMMUNICATION OF AWARD. Written notice of the maximum amount of a participant's Award and the Performance Cycle determined by the Plan Administrator, if any, shall be given to a participant as soon as practicable after approval of the Award by the Plan Administrator. The grant of Performance Shares shall be evidenced by a written Award Agreement, executed by the Company and the recipient of Performance Shares, in such form as the Plan Administrator may from time to time determine, providing for the terms of such grant.

     SECTION 4.4. AMOUNT OF AWARD PAYABLE. Performance Shares may be granted based upon past performance or future performance. In addition to any other restrictions the Plan Administrator may place on Performance Shares, the Plan Administrator may, in its discretion, provide that Performance Shares shall vest upon the satisfaction of performance targets to be achieved during an applicable "Performance Cycle." Failure to satisfy the performance targets may result, in the Plan Administrator's discretion as set forth in an Award Agreement, in the forfeiture of the Performance Shares by the participant and the return of such shares to the Company, or have any other consequence as determined by the Plan Administrator. Performance targets established by the Plan Administrator may relate to corporate, group, unit or individual performance and may be established in terms of market price of common stock, cash flow or cash flow per share, reserve value or reserve value per share, net asset value or net asset value per share, earnings, or such other measures or standards determined by the Plan Administrator. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weight in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. The Plan Administrator may also establish that none, a portion or all of a participant's Award will vest (subject to Section 4.5) for performance which falls below the performance target applicable to such Award. Certificates representing Performance Shares shall bear a legend restricting their transfer and requiring the forfeiture of the shares to the Company if any performance targets or other conditions to vesting are not met. The Plan Administrator may also require a participant to deliver certificates representing unvested Performance Shares to the Company in escrow until the Performance Shares vest.

     SECTION 4.5. PAYMENTS OF AWARDS. Following the conclusion of each Performance Cycle, the Plan Administrator shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to vesting an Award relating to such Performance Cycle. Subject to the provisions of Section 6.3, to the extent the Plan Administrator determines Performance Shares have vested, the Company shall issue to the participant certificates representing vested shares free of any legend regarding performance targets or forfeiture in exchange for such participant's legended certificates.

     SECTION 4.6. TERMINATION OF EMPLOYMENT. Unless the Award Agreement provides for vesting upon death, disability, retirement or termination of employment, upon any such termination of employment of a participant prior to vesting of Performance Shares, all outstanding and unvested Awards of Performance Shares to such participant shall be canceled, shall not vest and shall be returned to the Company.

     SECTION 4.7. TRANSFER RESTRICTION. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Plan Administrator, any Award Agreement providing for the issuance of Performance Shares to any person who, at the time of grant, is subject to the restrictions of Section 16(b) of the Exchange Act, shall provide that such Common Stock cannot be resold for a period of six months following the grant of such Performance Shares.

                          ARTICLE V.  AUTOMATIC GRANTS

     SECTION 5.1. GRANT. Each director who is not an employee of the Company, its subsidiaries, affiliates and managers shall on the date on which he or she is initially elected or appointed a director of the Company, be granted a Stock Option to purchase 5,000 shares of Common Stock for the fair market price on the date of such grant, for an Option Term of ten years. Thereafter, on the first business day following the Annual Meeting of Stockholders of each subsequent year in which such person is still serving as a director (whether or not such director's term has been continuous), he or she shall automatically be granted a Stock Option to purchase an additional 5,000 shares of Common Stock for the fair market price on the date of such grant for an Option Term of ten years.

     SECTION 5.2. APPLICABLE PROVISIONS. The provisions of Section 2.7(a) relating to the death of a director shall apply to options granted under Section
5.1 and the Plan Administrator may not agree to the contrary in an Award Agreement or otherwise. The provisions of Subsections 2.7(b), (c) and (d) relating to disability and other termination of employment shall not apply to options granted under Section 5.1, and the failure to be reelected as a director of the Company shall not effect the Stock Options granted under this Section.

                           ARTICLE VI.  MISCELLANEOUS

     SECTION 6.1. GENERAL RESTRICTION. Each Award under the Plan shall be subject to the requirement that, if at any time the Plan Administrator shall determine that (i) the listing, registration or qualification of the shares of Common Stock which is the subject of such Award is necessary under the rules and regulations of any securities exchange or under any state or Federal law, or
(ii) the consent or approval of any government regulatory body is necessary as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained.

     SECTION 6.2. NON-ASSIGNABILITY. No Award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

     SECTION 6.3. WITHHOLDING TAXES. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue, transfer or vest only such number of shares of the Company net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     SECTION 6.4. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

     SECTION 6.5. NON-UNIFORM DETERMINATIONS. The Plan Administrator's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     SECTION 6.6. RIGHTS AS A STOCKHOLDER. The recipient of any Award under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

     SECTION 6.7. DEFINITIONS. In this Plan the following definitions shall apply:

          (a) "Award" shall mean a grant of Stock Options, Incentive Stock Options or Performance Shares under the Plan.

          (b) "Fair market value" as of any date and in respect of any share of Common Stock means the average of the high and low sales price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the consolidated trading tables of THE WALL STREET JOURNAL provided that, if shares of Common Stock shall not have been traded on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System or other public securities market for more than 10 days immediately preceding such date, the fair market value of shares of Common Stock shall be as determined by the Plan Administrator in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

          (c) "Non-Employee Director" shall mean a director who (i) is not an officer of the Company or a parent or subsidiary of the Company, or otherwise employed by the Company or parent or subsidiary of the Company;
     (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount not exceeding $60,000; (iii) does not possess an interest in any transaction for which disclosure would be required under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended ("Securities Act"); or (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K of the Securities Act.

          (d)  "Option" means a Stock Option or Incentive Stock Option.

          (e) "Option price" means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option or Incentive Stock Option.

          (f) "Performance Cycle" means the period of time, if any, as specified by the Plan Administrator over which Performance Shares are to be vested.

     SECTION 6.8. LEAVES OF ABSENCE. The Plan Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Plan Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any recipient who takes such leave of absence.

     SECTION 6.9. NEWLY ELIGIBLE EMPLOYEES. The Plan Administrator shall be entitled to make such rules, regulations, determinations and Awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an Award or incentive period.

     SECTION 6.10. ADJUSTMENTS. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Plan Administrator may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options or Performance Shares theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Administrator.

     SECTION 6.11.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

          (a) The existence of outstanding Options or Performance Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) If, while there are outstanding Options, the Company shall effect a subdivision or consolidation of shares or other increase or reduction in the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then, subject to the provisions, if any, in the Award Agreement (a) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options hereunder shall be proportionately increased; and (b) in the event of a decrease in the number of such shares outstanding the number of shares then available for Option hereunder shall be proportionately decreased.

          (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, (i) each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock, other securities or consideration to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which such Option had been exercisable and (ii) unless otherwise provided by the Plan Administrator, the number of shares of Common Stock, other securities or consideration to be received with respect to unvested Performance Shares shall continue to be subject to the Award Agreement, including any vesting provisions thereof.

          (d) If the Company is about to be merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving corporation, or if the Company is about to sell or otherwise dispose of substantially all of its assets to another corporation or other entity while unvested Performance Shares or unexercised Options remain outstanding, then the Plan Administrator may direct that any of the following shall occur:

              (i) If the successor entity is willing to assume the obligation to deliver shares of stock or other securities after the effective date of the merger, consolidation or sale of assets, as the case may be, each holder of an outstanding Option shall be entitled to receive, upon the exercise of such Option and payment of the option price, in lieu of shares of Common Stock, such shares of stock or other securities as the holder of such Option would have been entitled to receive had such Option been exercised immediately prior to the consummation of such merger, consolidation or sale, and the terms of such Option shall apply as nearly as practicable to the shares of stock or other securities purchasable upon exercise of the Option following such merger, consolidation or sale of assets;

              (ii) The Plan Administrator may waive any limitations set forth in or imposed pursuant to this Plan or any Award Agreement with respect to such Option or Performance Share such that (A) such Option shall become exercisable prior to the record or effective date of such merger, consolidation or sale of assets or (B) the vesting of such Performance Share shall occur upon such merger, consolidation or sale of assets; and/or

             (iii) The Plan Administrator may cancel all outstanding Options as of the effective date of any such merger, consolidation or sale of assets provided that prior notice of such cancellation shall be given to each holder of an Option at least 30 days prior to the effective date of such merger, consolidation or sale of assets, and each holder of an Option shall have the right to exercise such Option in full during a period of not less than 30 days prior to the effective date of such merger, consolidation or sale of assets.

          (e) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash, property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     SECTION 6.12. AMENDMENT OF THE PLAN. Subject to Section 3.10, the Board of Directors may, without further approval by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify Awards under this Plan, including increases to the number of shares which may be covered by Awards under this Plan.

     SECTION 6.13. NO LOSS OF RIGHTS OF GRANTEE OF AN AWARD. Nothing in this Plan shall give the Plan Administrator or any other person the right, power or authority to change, amend, alter or repeal the terms of any Award granted under this Plan, except as otherwise expressly set forth in the grant of such Award, without the prior written consent of the grantee of such Award.

                                   EXHIBIT B

                            CALLON PETROLEUM COMPANY
                       1997 EMPLOYEE STOCK PURCHASE PLAN

                            I.  PURPOSE OF THE PLAN

     This Employee Stock Purchase Plan is intended to promote the interests of Callon Petroleum Company and its Corporate Affiliates (the "Corporation") by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

     Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

                        II.  ADMINISTRATION OF THE PLAN

     The Compensation Committee of the Board, or any other duly constituted committee of the Board, in its capacity as Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for proper administration of the Plan as it may deem necessary or appropriate. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

                          III.  STOCK SUBJECT TO PLAN

     A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 250,000 shares.

     B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan,
(ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

                      IV.  OFFERINGS AND OFFERING PERIODS

     A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offerings until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

     B. Each offering shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date (each, an "offering period"). The initial offering period shall commence on July 1, 1997 and terminate on the last business day in June 1999. The next offering period shall begin on the first business day in July 1999 and terminate on the last business day in June 2001. Subsequent offerings shall begin as designated by the Plan Administrator.

     C. Each offering period shall be comprised of a series of successive semi-annual Purchase Intervals. Purchase Intervals shall run from the first business day in July to the last business day in December each year and from the first business day in January each year to the last business day in June in such year. Accordingly, there shall be a maximum of four (4) semi-annual Purchase Intervals within each offering period. However, the first Purchase Interval in effect for the initial offering period under the Plan shall begin on July 1, 1997 and continue through December 31, 1997.

     D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering shall commence on the next business day following such Purchase Date. The new offering shall have a duration of twenty-four (24) months, unless the Plan Administrator establishes a shorter duration within five (5) business days following the start date of that offering period.

     E. Under no circumstances shall any shares of Common Stock be issued under the Plan until such time as (i) the Plan shall have been approved by the Corporation's shareholders and (ii) the Corporation shall have complied with all applicable requirements of the Securities Act, all applicable listing requirements of any securities exchange (or the Nasdaq National Market if applicable) on which shares of the Common Stock are listed for trading and all other applicable statutory and regulatory requirements.

                                V.  ELIGIBILITY

     A. Each individual who is an Eligible Employee prior to the start date of any offering may participate in the Plan, provided such individual remains an Eligible Employee.

     B. An individual who first becomes an Eligible Employee after the start date of any offering may participate in the Plan on any Quarterly Entry Date within that offering period on which he or she remains an Eligible Employee.

     C. The date an Eligible Employee becomes a participant in the Plan shall be designated his or her Entry Date for purposes of that offering.

     D. To participate in the Plan for a particular offering, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) prior to his or her scheduled Entry Date with respect to that offering. However, each individual who is a Participant in an offering on the date such offering terminates pursuant to Paragraph IV.D shall automatically be enrolled in the new offering which commences immediately after such termination date.

                            VI.  PAYROLL DEDUCTIONS

     A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock in an offering may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within the offering period for that offering, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

          The Participant may, not less than ten (10) days prior to any Quarterly Adjustment Date within the offering period, file the appropriate form with the Plan Administrator to increase or decrease the rate of his or her payroll deduction for the remainder of that offering period. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective on the first Quarterly Adjustment Date following the filing of such form.

     B. Payroll deductions shall begin on the first pay day following the start date of the offering period for each offering and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

     C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

     D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

                             VII.  PURCHASE RIGHTS

     A. A Participant shall be granted a separate purchase right for each offering in which he or she participates. The purchase right shall be granted on the Participant's Entry Date for an offering and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during the remainder of such offering, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such employee would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

     B. Each purchase right shall be automatically exercised in installments on each Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

     C. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date for that offering or
(ii) the Fair Market Value per share of Common Stock on any Purchase Date for that offering.

     D. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 1,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

     E. Any payroll deductions not applied to the purchase of whole shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

     F. The following provisions shall govern the termination of outstanding purchase rights:

          (i) A Participant may, not later than ten (10) days prior to the next Purchase Date in the offering period for any offering, terminate his or her outstanding purchase right for that offering by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall be refunded as soon as possible.

          (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently participate in the offering for which the terminated purchase right was granted. In order to resume participation in any subsequent offering, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) prior to his or her Entry Date for that offering.

          (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status), then his or her outstanding purchase right shall immediately terminate, and the Participant's payroll deductions for the Purchase Interval in which such purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected in any subsequent Purchase Interval on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

     G. The Participant's outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of such Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on his or her Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares purchasable per Participant shall continue to apply to any such purchase.

     The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Corporate Transaction, and each Participant shall, following the receipt of such notice, have the right to terminate his or her outstanding purchase right prior to the effective date of the Corporate Transaction.

     H. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

     I. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant other than by the laws of inheritance.

     J. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

                           VIII.  ACCRUAL LIMITATIONS

     A. No Participant shall be entitled to purchase rights under this Plan if and to the extent such purchase rights, when aggregated with (i) any other purchase rights granted under this Plan and (ii) similar rights granted under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant's rights to accrue at a rate of more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

     B. For purposes of applying such accrual limitations to the purchase rights granted under this Plan, the following provisions shall be in effect:

          (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period for which such right is granted.

          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

     C. If by reason of such accrual limitations, the purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

     D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

                    IX.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was adopted by the Board on September 26, 1996 and shall become effective on July 1, 1997. The initial purchase rights under the Plan shall be granted on such effective date. However, no such purchase right shall be exercised, and no shares of Common Stock shall be issued under the Plan unless the Plan is approved by the Corporation's shareholders at the 1997 Annual Meeting.

     B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in June 2007, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

                           X.  AMENDMENT OF THE PLAN

     The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the Corporation's shareholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

                            XI.  GENERAL PROVISIONS

     A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

     B. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

     C. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                                   SCHEDULE A

                         CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE DATE

                            CALLON PETROLEUM COMPANY
                       CALLON PETROLEUM OPERATING COMPANY
                        CALLON OFFSHORE PRODUCTION, INC.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. BASE SALARY shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

     B.  BOARD shall mean the Corporation's Board of Directors.

     C.  CODE shall mean the Internal Revenue Code of 1986, as amended.

     D.  COMMON STOCK shall mean the Corporation's common stock.

     E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     F. CORPORATE TRANSACTION shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

     G. CORPORATION shall mean Callon Petroleum Company, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Callon Petroleum Company which shall by appropriate action adopt the Plan.

     H. ELIGIBLE EMPLOYEE shall mean any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

     I. ENTRY DATE shall mean any of the Quarterly Entry Dates in effect for an offering period on which an Eligible Employee becomes a participant in the Plan in accordance with the provisions of Article V. The earliest Entry Date under the Plan shall be July 1, 1997.

     J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common

     Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     K. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

     L. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the initial offering period are listed in attached Schedule A.

     M. PLAN shall mean the Corporation's 1997 Employee Stock Purchase Plan, as set forth in this document.

     N. PLAN ADMINISTRATOR shall mean the Compensation Committee of the Board or other duly constituted committee of the Board, in its capacity as administrator of the Plan.

     O. PURCHASE INTERVAL shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant. The initial Purchase Interval under the Plan shall run from July 1, 1997 to December 31, 1997.

     P. PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be December 31, 1997.

     Q. QUARTERLY ADJUSTMENT DATE shall mean the quarterly date in each offering period as of which a Participant may increase or decrease his or her rate of payroll deduction under the Plan for the remainder of that offering period. The Quarterly Adjustment Dates for each offering period shall be the first business day in January, April, July and October each year.

     R. QUARTERLY ENTRY DATE shall mean any quarterly date within an offering period on which an Eligible Employee may commence participation in the Plan. The Quarterly Entry Dates for each offering period shall be the first business day in January, April, July and October each year. However, the earliest Quarterly Entry Date under the Plan shall be the July 1, 1997 start date of the initial offering period under the Plan.

     S.  SECURITIES ACT shall mean the Securities Act of 1933, as amended.

     T. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                           CALLON PETROLEUM COMPANY
              200 NORTH CANAL STREET, NATCHEZ, MISSISSIPPI 39120

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE COMPANY FOR THE ANNUAL MEETING ON JUNE 19, 1997

      The undersigned hereby constitutes and appoints John S. Callon and Fred L. Callon and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on the reverse, all of the shares of common stock of Callon Petroleum Company, held of record by the undersigned on April 25, 1997, at the Annual Meeting of Shareholders to be held at the offices of Callon Petroleum Company, 200 North Canal Street, Natchez, Mississippi 39120 on June 19, 1997, and at any adjournments thereof, on all matters coming before said meeting.

      IF NO DIRECTION AS TO THE MANNER OF VOTING THIS PROXY IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" ITEMS 2, 3 AND 4 AS INDICATED ON THE REVERSE SIDE HEREOF.

      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                        (To be signed on reverse side)

A  [X] Please mark your votes as in this example.

                       WITHHOLD
                      authority
                       for all
               FOR     Nominees

1. ELECTION    [ ]       [ ]        NOMINEES: Fred L. Callon
   OF                                         Dennis W. Christian
   DIRECTORS.

To withhold authority to vote for any specific nominee(s), mark the "FOR" box and write the name of each such nominee, on the line provided below.

--------------------------------------------------------------------------------

2. To approve the    FOR  AGAINST  ABSTAIN      THIS PROXY WHEN PROPERLY
   Callon Petroleum  [ ]    [ ]      [ ]        EXECUTED, WILL BE VOTED IN THE
   Company 1996                                 MANNER DIRECTED HEREIN.  IF NO
   Stock Incentive                              DIRECTION IS MADE, THIS PROXY
   Plan.                                        WILL BE VOTED "FOR" THE ELECTION
                                                OF DIRECTORS AND "FOR" PROPOSALS
                                                2, 3 AND 4.

3. To approve the    FOR  AGAINST  ABSTAIN      PLEASE MARK, SIGN, DATE AND
   Callon Petroleum  [ ]    [ ]      [ ]        RETURN THE PROXY CARD PROMPTLY
   Company 1997                                 IN THE STAMPED, PRE-ADDRESSED
   Employee Stock                               ENVELOPE ENCLOSED.
   Purchase Plan.

The Board of Directors recommends a vote FOR the election of directors and FOR proposals 2, 3 and 4.

4. To ratify the     FOR  AGAINST  ABSTAIN
   appointment of    [ ]    [ ]      [ ]
   Arthur Andersen
   LLP as independent
   public accountants.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

__________________    ________            _____________________      __________
SIGNATURE             DATE                SIGNATURE                  DATE

Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or as guardian, please indicate your full title as such.